Exhibit 99.1

NCR Atleos Corporation Announces Completion of Spin-off from NCR Voyix Corporation

October 16, 2023

ATLANTA—(BUSINESS WIRE)—Oct. 16, 2023— NCR Atleos Corporation (NYSE: NATL) (“Atleos”), today announced the completion of its separation from NCR Corporation, which is now known as NCR Voyix Corporation (“Voyix”), and Atleos’ launch as an independent public company. The spin-off was effected through a pro rata distribution of all outstanding shares of Atleos common stock to holders of Voyix’s common stock and is intended to qualify as a tax-free distribution (except with respect to any cash received in lieu of fractional shares) for federal income tax purposes.

Atleos common stock will begin trading “regular way” on the New York Stock Exchange under the ticker symbol “NATL” at market open on October 17, 2023. As a result of the spin-off, Atleos’ focus will be on banking services and ATMs, including Self-Service Banking, Payments & Network and Telecommunications and Technology businesses.

Tim Oliver, Atleos’ Chief Executive Officer, commented, “Today Atleos launches as a separate public company with competitive momentum and a compelling growth strategy. Higher recurring revenue streams paired with a scalable and efficient cost structure, and prudent capital redeployment should drive strong and predictable financial results.”

Mr. Oliver concluded, “We will build upon our remarkable legacy and global presence, help determine the future of physical transactions and retail banking distribution, and meet our customers’ needs in the most effective and efficient ways possible.”

About Atleos

Atleos (NYSE: NATL) is a leader in facilitating banks and retailers to deliver best-in-class self-service banking experiences for consumers. Atleos helps customers expand their reach, provide greater financial access for customers and reduce operational complexity through industry-leading technologies, unmatched global services capabilities, the largest surcharge-free network and expertise in running ATM networks.

Web site: https://www.ncratleos.com

Twitter: https://twitter.com/ncratleos

Facebook: https://www.facebook.com/Atleos.NCR/

LinkedIn: https://www.linkedin.com/company/ncratleos

YouTube: https://www.youtube.com/user/ncratleos

Instagram: https://www.instagram.com/ncratleos/

Cautionary Statements

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “expect,” “anticipate,” “outlook,” “intend,” “plan,” “confident,” “believe,” “will,” “should,” “would,” “potential,” “positioning,” “proposed,” “planned,” “objective,” “likely,” “could,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to Atleos’ plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in this release include, without limitation, statements regarding the separation of NCR Corporation into two separate companies, including, but not limited to, statements regarding the future commercial performance of Atleos (or its business) following such transaction and value creation and ability to innovate and drive growth generally as a result of such transaction. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of Atleos’ control. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors relating to:

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Strategy and Technology: transforming our business model; development and introduction of new solutions; competition in the technology industry; integration of acquisitions and management of alliance activities; our multinational operations;

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Business Operations: domestic and global economic and credit conditions; risks and uncertainties from the payments-related business and industry; disruptions in our data center hosting and public cloud facilities; retention and attraction of key employees; defects, errors, installation difficulties or development delays; failure of third-party suppliers; a major natural disaster or catastrophic event, including the impact of the coronavirus (COVID-19) pandemic and geopolitical and macroeconomic challenges; environmental exposures from historical and ongoing manufacturing activities; and climate change;

•	Data Privacy & Security: impact of data protection, cybersecurity and data privacy including any related issues;

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Finance and Accounting: our level of indebtedness; the terms governing our indebtedness; incurrence of additional debt or similar liabilities or obligations; access or renewal of financing sources; our cash flow sufficiency to service our indebtedness; interest rate risks; the terms governing our trade receivables facility; the impact of certain changes in control relating to acceleration of our indebtedness, our obligations under other financing arrangements, or required repurchase of our senior unsecured notes; any lowering or withdrawal of the ratings assigned to our debt securities by rating agencies; our pension liabilities; and write down of the value of certain significant assets;

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Law and Compliance: allegations or claims by third parties that our products or services infringe on intellectual property rights of others, including claims against our customers and claims by our customers to defend and indemnify them with respect to such claims; protection of our intellectual property; changes to our tax rates and additional income tax liabilities; uncertainties regarding regulations, lawsuits and other related matters; and changes to cryptocurrency regulations;

•	Governance: actions or proposals from stockholders that do not align with our business strategies or the interests of our other stockholders;

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Separation: that the potential strategic benefits, synergies or opportunities expected from the separation may not be realized or may take longer to realize than expected; the potential inability to access or reduced access to the capital markets or increased cost of borrowings, including as a result of a credit rating downgrade; the incurrence of significant costs in connection with the separation; the potential adverse reactions to the separation by customers, suppliers, strategic partners or key personnel and potential difficulties in maintaining relationships with such persons and risks associated with third party contracts containing consent, and/or other provisions that may be triggered by the separation; unforeseen tax liabilities or changes in tax law; non-compete restrictions in the separation agreement entered into in connection with the separation; and requests, requirements or penalties imposed by any governmental authorities related to certain existing liabilities.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward-looking statements. There can be no guarantee that stockholders will achieve any particular level of stockholder returns. Nor can there be any guarantee that the separation will maximize value for stockholders, or that Atleos or any of its divisions, will be commercially successful in the future, or achieve any particular credit rating or financial results.

Additional information concerning these and other factors can be found in Atleos’ filings with the U.S. Securities and Exchange Commission, including Atleos’ registration statement on Form 10 (as amended) and the related Information Statement (a preliminary version of which is attached to the registration statement on Form 10 and is otherwise attached to a Current Report on Form 8-K filed by Atleos on August 15, 2023), quarterly reports on Form 10-Q and current reports on Form 8-K. Any forward-looking statement speaks only as of the date on which it is made. Atleos does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

View source version on businesswire.com: https://www.businesswire.com/news/home/20231016357718/en/

News Media Contact

Scott Sykes

NCR Atleos Corporation

scott.sykes@ncratleos.com

Investor Contact

Omar Azimi

NCR Atleos Corporation

investor.relations@ncratleos.com

Source: NCR Atleos Corporation